AEGIS HIGH YIELD FUND
Class A (Ticker: AHYAX)
Class I (Ticker: AHYFX)

Supplement dated February 9, 2015
to the Summary and Statutory Prospectuses dated April 30, 2014

The Board of Trustees of The Aegis Funds (the “Trust”) has concluded that it is in the best interests of the Aegis High Yield Fund (the “Fund”) and its shareholders to cease Fund operations and wind down the Fund. At a meeting held on February 9, 2015, the Board of Trustees approved the closure of the Fund to all purchases, including purchases related to reinvestment of Fund distributions. The Board of Trustees has determined to close the Fund on or before April 30, 2015.

The Fund has been in a defensive position since December 17, 2014, and intends to remain in this position until the Fund is closed to facilitate anticipated redemptions. The Fund’s total net assets, which as of February 6, 2015 were approximately $16.8 million, are expected to decrease through the date of closing. Aegis Financial Corporation (the “Advisor”) has informed the Board of Trustees that it does not plan to extend the Fund’s current expense limitation agreement, pursuant to which the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (not including Acquired Fund Fees and Expenses) are limited to 1.20% of the Class I shares’ average daily net assets and 1.45% of the Class A shares’ average daily net assets, past its current term, which expires April 30, 2015. As a result, after that date the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (not including Acquired Fund Fees and Expenses) will increase.

Shareholders of the Fund may redeem their shares in accordance with the “How to Redeem Shares” section of the Prospectus. Redemption fees and contingent deferred sales charges (CDSC) will not be charged on shares redeemed beginning after market close on February 9, 2015. Unless a shareholder’s investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Consequences of an Investment” section in the Prospectus for general information. You may find it advisable to consult your tax advisor about your particular situation, including the effects of a redemption of shares held through a tax-deferred retirement account.

If you have any questions or need assistance, please contact your financial intermediary or contact the Fund at 800-528-3780.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.